Semi-Annual Report
April 30, 1997
(Unaudited)

------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
787 Seventh Avenue, New York, NY 10019
(800) 730-2932

INVESTMENT OBJECTIVE

    Long term capital appreciation through investment primarily in equity securities of Asian companies.

INVESTMENT ADVISER

    Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide including 10 offices in Asia. The Schroder Group has been managing international investment portfolios since the early years of this century. As of March 31, 1997, the Schroder Group had over $150 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $23 billion under management, of which approximately $10.1 billion was invested in the Asian region.

                                                                   June 15, 1997
Dear Stockholder:

    We are pleased to present to you the 1997 semi-annual report of Schroder Asian Growth Fund, Inc., (the "Fund") which covers the period November 1, 1996 through April 30, 1997. On April 30, 1997, the Fund's net asset value was $12.80 per share, total net assets were $206.1 million and the closing price on the New York Stock Exchange was $11.375. For information on the Fund's performance, please refer to the table on page 12 entitled "Financial Highlights".

    During the period, the direction of interest rates, both within the region and in the U.S. market, was a major factor affecting investor sentiment. In addition, slower than expected Asian export growth remained a negative factor, with the strength of the U.S. dollar continuing to influence regional competitiveness. In Japan, the export sector broadly enjoyed the benefits of a weaker yen, but domestic concerns that the economic recovery would prove unsustainable prevented a broader based stock market rally.

    Pursuant to the terms and conditions set forth in the Fund's Offer to Purchase dated February 19, 1997, the Fund repurchased 3,500,000 of its shares through a tender offer conducted during the first calendar quarter of 1997. The Fund repurchased the shares for a total price of $45,640,000 or $13.09 per share, the net asset value at March 31, 1997, leaving 16,107,100 shares issued and outstanding. Following the expiration of the tender offer on March 20, 1997, the Board of Directors determined, consistent with its obligations as set forth in the Fund's prospectus dated December 22, 1993, that it would be appropriate to take steps to give stockholders the opportunity to vote on possible alternatives to annual tender offers as a means of addressing the shares' market price discount to net asset value, including the option of converting to open-end status.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

    On June 4, 1997, the Fund issued a press release announcing that the Board of Directors had determined at a quarterly meeting held on June 3, 1997, to recommend to stockholders that the Fund be converted into an open-end structure. Therefore, the Board of Directors has called a special meeting of stockholders to be held on September 17, 1997 to vote on the open-ending proposal and other related matters. The Board has fixed the close of business on July 18, 1997 as the record date for determination of stockholders entitled to notice and to vote at the special meeting. A proxy statement will be furnished to stockholders on or about July 28, 1997.

    We thank you for your support and interest in the Fund.

Sincerely,

      [SIGNATURE]                 [SIGNATURE]

I. Peter Sedgwick                 Louise Croset
Chairman                          President

--------------------------------------------------------------------------------

------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS
(FOR THE SIX MONTHS ENDED APRIL 30, 1997)

    At the end of April 1997, the Fund was approximately 95.1% invested in equity securities, 0.4% in convertible bonds and 4.5% in cash and other assets.

    During the six month period, the Fund increased its weighting in HONG KONG. The easing of interest rates in China has led to a recovery in economic activity. In turn, this had a positive influence on the corporate sector in Hong Kong, particularly services associated with the export sector. The market showed little reaction to the death of Deng Xiaoping, and Jiang Zemin was clearly seen as having consolidated his position as President. Demand within Hong Kong for residential real estate remains robust and, as such, CHEUNG KONG (HOLDING) LTD. was added to the portfolio. Companies with exposure to China's economy also performed well during this period, and the Fund purchased NEW WORLD INFRASTRUCTURE LTD. for its involvement in toll roads in Southern China. In SINGAPORE, the economy recovered somewhat from the lows of last summer, with a more positive trend seen in electronics related exports. Inflation remains subdued and interest rates are low. However, real estate stocks were volatile in response to changes in the government's public sector housing policy. In MALAYSIA, corporate results announced during the period were comfortably in line with expectations. Ample liquidity within the economy generally led to a strong performance from the smaller capitalized companies, led by the retail sector. Activity in the real estate sector was also robust. However, the central bank raised concerns about economic overheating and imposed credit restrictions on Malaysian banks. This had an immediate impact, with the market falling 11.2% in April alone. Over the period our holdings have emphasized infrastructure and consumer related sectors. In JAPAN, the export sectors performed strongly, benefitting from a weaker yen. However, this performance was concentrated in a limited number of blue-chip names, while more domestically oriented and, in particular, small stocks continued to languish. Banks, which still comprise a large part of the Fund's index, also performed poorly, as worries over bad debts and capital adequacy resurfaced.

    Among emerging markets, good returns were seen in both India and Indonesia with valuations remaining attractive. In INDIA, the government passed a budget which was well received by investors. The recent political problems caused by the Congress Party's withdrawal of support for the government were resolved with the appointment of a new Prime Minister and the passing of the budget. The Fund has reduced its exposure to auto companies, such as BAJAJ AUTO LTD., which have been adversely affected by a slow-down in industrial production. Following good performance in the PHILIPPINES at the beginning of the period, the Fund reduced its weighting due to increased fears of a collapse in the real estate market. The Fund's holdings in AYALA LAND, INC. were therefore reduced. Indications of a slowdown in the economy have also contributed to uncertainty about the market, along with the fact that the majority of the Comprehensive Tax Reform Package still has not been enacted. Investor confidence failed to return in THAILAND as fears of a Baht devaluation and a crisis in the banking sector further lowered sentiment. The general election saw the New Aspiration Party gain control, but the party has had little success in bolstering the country's economy. Finally, in KOREA, the recovery in global demand for electronics was a positive influence and the Fund added to its holding in SAMSUNG ELECTRONICS CO. Exports, however, were hurt by the weakness of the yen. Liquidity problems on the other hand, were eased somewhat as foreign ownership limit expanded to 23%.

    The Fund continues its investment strategy of maintaining a core portfolio of equity securities in Asian companies that the Investment Adviser believes are well-managed, fast growing, of high quality and likely to benefit from long-term growth trends in each country and the region as a whole. Management continues to hold a positive view of Hong Kong listed companies. The outlook for corporate earnings growth is construtive, based on an improvement in China's economic cycle and continued strength in Hong Kong's real estate sector. The June 30, 1997 transition from a colony of the U.K. to a Special Administrative Region of the People's Republic of China is not generally expected to have a long-term detrimental on the market. After the tightening of monetary policy in Malaysia, our view is less optimistic in the short term, as we expect that the impact of higher than expected interest rates will subdue corporate earnings growth. However, the ongoing restructuring within the Malaysian financial sector is positive for the longer term. At the same time, Malaysia's infrastructure build-out continues. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
Singapore, the economy is stabilizing and company valuation levels are attractive. The Fund remains well exposed to the banking and real estate sector, where the outlook for demand is positive. The outlook for the domestic economy in Japan is also improving. The recent strengthening in the yen will tend to shift investor attention away from the export sector, which has performed well, towards companies with a domestic emphasis such as INABA DENKISANGYO CO., an electrical equipment manufacturer. At the same time, we remain slightly cautious on the emerging markets, as the loss of confidence in Thailand has spilled over to the Philippines and, to a lesser extent, Indonesia. Indian valuations are still attractive and earnings are being upgraded due to tax reforms in the budget. However, after a very strong run in the first four months of this year, the Fund recently began taking profits. Recent signs of the yen strengthening against the U.S. dollar have also provided a more positive background for the Korean market, which should also benefit from an expected recovery in exports in the second half of the year.

DIVIDEND REINVESTMENT PLAN

    The Fund offers you a plan for the reinvestment of your dividends and capital gains distribution in shares of the Fund. If you wish to participate, please contact the plan agent, State Street Bank and Trust Company, at
(800) 426-5523.

OTHER INFORMATION

    The Fund's net asset value is published every Monday in THE WALL STREET JOURNAL under the heading "Closed End Funds." The Fund's symbol is "SHF." The Fund's net asset value is also published in THE NEW YORK TIMES and BARRON'S.

    In addition, the Fund publishes a newsletter in the middle of each month, containing country weightings and a market update. You can request a copy by calling (800) 730-2932.

    During the semi-annual period ended April 30, 1997, there have been (i) no material changes in the Fund's investment objectives or policies that have not been approved by shareholders; (ii) no changes in the Fund's Articles of Incorporation; (iii) no changes in the principal risk factors associated with investment in the Fund, and (iv) Louise Croset was named President and Director of the Fund on January 16, 1997, replacing Laura Luckyn-Malone. Ms. Croset joined SCMI in 1993 and is currently a first Vice President and Director of the firm. She joined Heather F. Crighton, a Vice President of the Fund, as the persons primarily responsible for the day-to-day management of the Fund.

    On November 26, 1996, the Board of Directors amended the Bylaws of the Fund in order to provide that (i) special meetings of stockholders still be called upon the written request of not less than a majority (formerly 25%) of all the votes entitled to be cast at such meeting, and (ii) committees of the Board of Directors may consist of one or more (formerly, not less than two) of the Directors. These amendments conform the Bylaws to recent changes in the Maryland General Corporation Law. There were no other changes in the Bylaws during the semi-annual period ended April 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1997

                             INVESTMENT BY INDUSTRY

INDUSTRY                         % OF NET ASSETS
-------------------------------------------------
Real Estate                               22.3%
Services                                  20.4%
Finance                                   12.0%
Consumer Goods                            11.0%
Energy                                     9.6%
Multi-Industry                             9.3%
Capital Equipment                          9.3%
Insurance                                  0.8%
Materials                                  0.8%
Cash                                       4.5%
-------------------------------------------------
Total                                    100.0%

                                TOP TEN HOLDINGS

SECURITY                           % OF NET ASSETS
---------------------------------------------------
China Resources Enterprises Ltd.
(HK)                                        5.2%
Citic Pacific Ltd. (HK)                     3.9%
Hutchinson Whampoa (HK)                     3.8%
Sun Hung Kai Properties Ltd.
(HK)                                        3.6%
Guangdong Investments (HK)                  3.2%
Huaneng Power International,
Ltd. (Chn)                                  2.8%
DCB Holdings Berhad (Mal)                   2.6%
Island & Peninsular Berhard
(Mal)                                       2.6%
Mahanagar Telephone Nigam Ltd.
(Ind)                                       2.5%
Swire Pacific Ltd. `A' (HK)                 2.5%
---------------------------------------------------
Total                                      32.7%

                               COUNTRY WEIGHTINGS

COUNTRY                           % OF NET ASSETS
-------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

Hong Kong                                 29.0%
Malaysia                                  15.5%
Singapore                                 10.7%
India                                     10.5%
Japan                                      7.5%
Indonesia                                  6.1%
Philippines                                5.5%
Korea                                      4.3%
Thailand                                   3.0%
China                                      2.8%
Taiwan                                     0.6%
Cash                                       4.5%
-------------------------------------------------
Total                                    100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
Schedule of Investments
April 30, 1997 (unaudited)

           COMMON STOCKS - 95.1%
   SHARES                                     VALUE US$
---------                                  ------------
           CHINA - 2.8%
           UTILITIES ELECTRICAL & GAS - 2.8%
  235,000  Huaneng Power International, Ltd. (a) *
           (Cost $4,062,808)                  5,698,750
                                           ------------
           HONG KONG - 29.0%
           BUILDING & CONSTRUCTION - 1.3 %
  930,000  New World Infrastructure Ltd.
             *                                2,629,357
                                           ------------
           CHEMICALS - 0.8%
3,160,000  Chen Hsong Holdings Ltd.           1,703,202
                                           ------------
           HOLDING COMPANY - 3.2%
7,000,000  Guangdong Investments              6,551,769
                                           ------------
           MULTI-INDUSTRY - 6.4%
1,508,000  Citic Pacific Ltd.                 8,137,671
  672,000  Swire Pacific Ltd. 'A'             5,183,579
                                           ------------
                                             13,321,250
                                           ------------
           REAL ESTATE - 13.5%
  395,000  Cheung Kong Holdings Ltd.          3,467,596
5,180,000  China Overseas Land &
             Investment Ltd.                  2,925,704
3,894,000  China Resources Enterprise
             Ltd.                            10,758,017
  686,000  Sun Hung Kai Properties Ltd.       7,439,194
  825,000  Wharf (Holdings) Ltd.              3,120,643
                                           ------------
                                             27,711,154
                                           ------------
           SERVICES - 3.8%
1,070,000  Hutchison Whampoa                  7,942,809
                                           ------------
           TOTAL HONG KONG
           (COST $40,228,334)                59,859,541
                                           ------------
           INDIA - 10.5%
           AUTOMOBILE - 1.1%
   90,000  Bajaj Auto Ltd.                    2,314,736
                                           ------------
           BANKING - 0.7%
  165,000  State Bank of India                1,484,677
                                           ------------
           ENERGY - 1.2%
  222,000  Bharat Petroleum Corporation
             Ltd.                             2,392,107
                                           ------------
           HEALTH & PERSONAL CARE - 1.3%
  148,000  Ranbaxy Laboratories Ltd.          2,692,415
                                           ------------
           HOUSEHOLD PRODUCTS 2.0%
  132,000  Hindustan Lever Ltd.               4,063,812
                                           ------------
           LEISURE & TOURISM - 0.0%
      175  Indian Hotels Co.,Ltd.                 3,331
                                           ------------
           MACHINERY & ENGINEERING - 0.0%

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           INDIA (CONCLUDED)
      227  Tata Engineering & Locomotive
             Company Ltd.                         2,578
                                           ------------
           TELECOMMUNICATIONS - 4.2%
  633,000  Mahanagar Telephone Nigam Ltd.     5,256,398
  103,000  Videsh Sanchar Nigam Ltd.          3,462,161
                                           ------------
                                              8,718,559
                                           ------------
           TOTAL INDIA
           (COST $16,797,706)                21,672,215
                                           ------------
           INDONESIA - 6.1%
           AUTOMOBILES - 0.7%
  400,000  P.T. Astra International           1,465,624
                                           ------------
           BANKING - 0.3%
  830,000  P.T. Bank Internasional
             Indonesia                          597,983
                                           ------------
           BEVERAGES & TOBACCO - 2.2%
  874,000  P.T. Gudang Garam                  3,670,152
  215,000  P.T. Hanjaya Mandala Sampoerna       865,222
                                           ------------
                                              4,535,374
                                           ------------
           FOOD & HOUSEHOLD PRODUCTS - 1.9%
1,053,900  P.T. Indofood Sukses Makmur        2,180,258
  210,780  P.T. Indofood Sukses Makmur,
             rights (1) *                       123,656
   82,500  P.T. Unilever Indonesia            1,613,318
                                           ------------
                                              3,917,232
                                           ------------
           TELECOMMUNICATIONS - 1.0%
1,430,000  P.T. Telekomunikasi Indonesia      2,075,237
                                           ------------
           TOTAL INDONESIA
           (COST $9,626,240)                 12,591,450
                                           ------------
           JAPAN - 7.1%
           BUILDING & CONSTRUCTION - 0.4%
   73,000  Higashi Nihon House                  719,240
                                           ------------
           CAPITAL EQUIPMENT - 0.5%
  118,000  Amada Metrecs Co. Ltd.             1,069,599
                                           ------------
           ELECTRICAL EQUIPMENT - 0.8 %
  100,000  Inaba Denkisangyo Co.              1,552,771
                                           ------------
           FINANCE - 0.5%
   57,500  Credit Saison Co., Ltd.            1,105,856
                                           ------------
           INDUSTRIAL COMPONENTS - 2.7%
  162,000  Glory Ltd.                         2,936,865
   50,000  Mabuchi Motors Co., Ltd.           2,534,090
                                           ------------
                                              5,470,955
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1997 (UNAUDITED)

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           JAPAN (CONCLUDED)
           INSURANCE - 0.8%
  364,000  Koa Fire & Marine Insurance
             Co., Ltd.                        1,707,102
                                           ------------
           LEISURE & TOURISM - 0.5%
  205,000  Airport Facilities Co., Ltd.       1,090,683
                                           ------------
           MULTI-INDUSTRY - 0.7%
  463,000  Hanshin Electric Railway           1,514,503
                                           ------------
           RETAIL TRADE - 0.2%
   60,000  Doshisha Co., Ltd.                   477,654
                                           ------------
           TOTAL JAPAN
           (COST $22,883,174)                14,708,363
                                           ------------
           KOREA - 4.3%
           BANKING - 0.6%
   82,479  Shinhan Bank (2)                   1,178,060
                                           ------------
           ELECTRONICS - 0.8%
   22,413  Samsung Electronics Co. (2)        1,693,970
                                           ------------
           METALS-STEEL - 0.3%
    8,000  Pohang Iron & Steel Co., Ltd.
             (2)                                566,112
                                           ------------
           TELECOMMUNICATIONS - 1.7%
   45,830  SK Telecom Co. Ltd. (2)            3,663,104
                                           ------------
           UTILITIES ELECTRICAL & GAS - 0.9%
   62,000  Korea Electric & Power Corp.
             (2)                              1,853,034
                                           ------------
           TOTAL KOREA
           (COST $11,662,847)                 8,954,280
                                           ------------
           MALAYSIA - 15.5%
           BANKING - 5.1%
1,668,000  DCB Holdings Berhad                5,416,016
  514,000  Malayan Banking Berhad             5,119,522
                                           ------------
                                             10,535,538
                                           ------------
           BEVERAGES & TOBACCO - 0.2%
  100,000  Fraser & Neave Ltd.                  494,024
                                           ------------
           CAPITAL EQUIPMENT - 1.0%
  570,000  Gamuda Berhad                      2,055,179
                                           ------------
           CONSUMER NON-DURABLE - 0.8%
  820,000  R.J. Reynolds Berhad               1,666,135
                                           ------------
           DIVERSIFIED INDUSTRIALS - 2.1%
  615,000  United Engineers (Malaysia)
             Ltd.                             4,361,355
                                           ------------
           ENERGY - 2.2%
  978,000  Tenaga Nasional Berhad             4,519,841
                                           ------------
           LEISURE & TOURISM - 1.5%
  561,500  Genting Berhad                     2,997,649
                                           ------------

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           MALAYSIA (CONCLUDED)
           REAL ESTATE - 2.6%
1,614,000  Island & Peninsular Berhad         5,369,283
                                           ------------
           TOTAL MALAYSIA
           (COST $30,767,668)                31,999,004
                                           ------------
           PHILIPPINES - 5.5%
           BANKING - 1.1%
  110,000  Metropolitan Bank & Trust Co.      2,254,269
                                           ------------
           REAL ESTATE - 2.3%
4,758,368  Ayala Land, Inc. 'B'               3,431,081
3,526,500  C&P Homes Inc.                     1,338,330
                                           ------------
                                              4,769,411
                                           ------------
           TELECOMMUNICATION - 0.8%
   30,170  Philippine Long Distance
             Telephone                        1,723,182
                                           ------------
           UTILITIES ELECTRICAL & GAS - 1.3%
  412,550  Manila Electric Co. 'B'            2,567,674
                                           ------------
           TOTAL PHILIPPINES
           (COST $11,159,610)                11,314,536
                                           ------------
           SINGAPORE - 10.7%
           BANKING - 2.8%
  480,000  Overseas Union Bank Ltd.           3,153,527
  287,880  United Overseas Bank Ltd.          2,707,585
                                           ------------
                                              5,861,112
                                           ------------
           BEVERAGES & TOBACCO - 0.4%
  110,000  Fraser & Neave Ltd.                  798,755
                                           ------------
           BROADCASTING & PUBLISHING - 2.3%
  253,200  Singapore Press Holdings Ltd.      4,692,780
                                           ------------
           MACHINERY & ENGINEERING - 1.6%
  760,000  Keppel Corp., Ltd.                 3,311,203
                                           ------------
           REAL ESTATE - 3.6%
  522,000  City Developments Ltd.             4,223,651
  956,000  DBS Land Ltd.                      3,094,108
                                           ------------
                                              7,317,759
                                           ------------
           TOTAL SINGAPORE
           (COST $20,474,417)                21,981,609
                                           ------------
           TAIWAN - 0.6%
           TRANSPORT-MARINE - .6%
   86,000  Yang Ming Marine Transport
           (b)* (Cost $1,001,040)             1,161,000
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1997 (UNAUDITED)

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           THAILAND - 3.0%
           BANKING - 0.3%
  107,200  Thai Farmers Bank Ltd.               648,950
   48,337  Thai Farmers Bank Ltd.,
             warrants (3)*                       35,188
                                           ------------
                                                684,138
                                           ------------
           REAL ESTATE - 0.4%
  270,000  Land & House Corp., Ltd.             770,690
                                           ------------
           TELECOMMUNICATIONS - 1.0%
  197,000  Total Access Communication
             Co., Ltd.                        1,014,550
  630,000  TelecomAsia Public Co., Ltd.*        953,448
                                           ------------
                                              1,967,998
                                           ------------
           UTILITIES ELECTRICAL & GAS - 1.3%
  997,200  Electricity Generating Public
             Co., Ltd.                        2,674,483
                                           ------------
           TOTAL THAILAND
           (COST $11,541,639)                 6,097,309
                                           ------------
           TOTAL COMMON STOCKS
           (COST $180,205,483)              196,038,057
                                           ------------


           CONVERTIBLE BONDS - 0.4%
PRINCIPAL
 AMOUNT
  (000)                                       VALUE US$
---------                                  ------------
             JAPAN - 0.4%
             MERCHANDISING - 0.4%
  CHF 1,100  Arcland Sakamoto .125%
             2/20/98 (Cost $797,448)            713,170
                                           ------------
             SHORT-TERM INVESTMENT - 2.9%
             REPURCHASE AGREEMENT - 2.9%
US$   6,000  With Chase Securities
             Incorporated dated 4/30/97
             5.35%, due 5/01/97
             (repurchase proceeds
             $6,000,892); collateralized
             by: $4,420,000 US. Treasury
             Bond, 10.625%, due 8/15/15
             (value $6,121,700) (Cost
             $6,000,000)                      6,000,000
                                           ------------
             TOTAL INVESTMENTS
             (COST $187,002,931) - 98.4%    202,751,227
             Other assets less
             liabilities - 1.6%               3,396,070
                                           ------------
             Net Assets - 100%             $206,147,297
                                           ------------
                                           ------------

* Non-income producing security
(a) American Depositary Receipt.
(b) Global Depositary Receipt.
(1) The rights enable the holder to subscribe to one share for every right held at IDR 3,300 per share until 5/27/97.
(2) Priced at fair value as determined by the Investment Advisor and approved by the Board of Directors.
(3) The warrants enable the holder to subscribe to one share for every warrant held at THB 200 per share. The warrants can be exercised yearly on 3/15, 6/15, 9/15 and 12/15 until 9/15/02.

Percentages are based on net assets.

CHF - Swiss Franc.

IDR - Indonesian Rupiah

THB - Thai Baht

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
      Investments in securities, at value (cost $187,002,931)    $ 202,751,227
      Cash                                                           4,191,271
      Foreign currency, at value (cost $134,893)                       134,893
      Receivable for securities sold                                   511,781
      Receivable for dividends                                         248,521
      Receivable for interest                                           17,961
      Deferred organization expenses                                    56,697
      Prepaid expenses                                                  16,653
                                                                 -------------

                  Total Assets                                     207,929,004
                                                                 -------------

LIABILITIES:
      Payable for securities purchased                                 736,779
      Estimated tax liability on Indian investments (Note 5)           530,016
      Investment advisory fee payable                                  173,475
      Accrued tender offer expense payable                             111,599
      Administration fee payable                                        43,369
      Unrealized depreciation on forward foreign currency
        contracts                                                          490
      Accrued expenses payable and other liabilities                   185,979
                                                                 -------------

                  Total Liabilities                                  1,781,707
                                                                 -------------
                  Net Assets                                     $ 206,147,297
                                                                 -------------
                                                                 -------------

 NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share, applicable to
        16,107,100 shares issued: authorized 100,000,000
        shares)                                                  $     161,071
      Paid-in-capital in excess of par                             271,415,768
      Treasury Stock at cost                                       (45,640,000)
      Net investment loss                                             (741,622)
      Accumulated net realized losses from investments             (34,171,916)
      Net unrealized appreciation of investments (net of
        estimated tax liability on Indian investments of
        $530,016 -
        See Note 5)                                                 15,218,280
      Accumulated net realized losses from foreign currency
        transactions and forward currency contracts                    (91,759)
      Net unrealized depreciation on translation of assets and
        liabilities in foreign currencies and forward foreign
        currency contracts                                              (2,525)
                                                                 -------------

                  Net Assets                                     $ 206,147,297
                                                                 -------------
                                                                 -------------
                  Net asset value per share ($206,147,297
                    divided by 16,107,100 shares outstanding)    $       12.80
                                                                 -------------
                                                                 -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $151,140)     $    897,041
      Interest and discount earned                                      414,096
                                                                   ------------

                  Total Investment Income                             1,311,137
                                                                   ------------
EXPENSES:
      Investment advisory fee                                         1,274,747
      Administration fee                                                318,688
      Custodian's fees and expenses                                     156,514
      Reports to shareholders                                            54,035
      Transfer agent's fees and expenses                                 53,921
      Directors' fees and expenses                                       41,896
      Indian investments tax expense (Note 5)                            39,434
      Legal fees and expenses                                            35,905
      Insurance expense                                                  26,428
      Independent accountants' fees and expenses                         18,831
      Amortization of deferred organization expenses                     16,851
      Registration fees                                                  12,030
      Miscellaneous expenses                                              3,491
                                                                   ------------
                  Total Expenses                                      2,052,771
                                                                   ------------

NET INVESTMENT LOSS                                                    (741,634)
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
    Net realized loss from:
      Investments                                                    (2,129,278)
      Foreign currency transactions and forward foreign currency
        contracts                                                       (91,759)
    Net change in unrealized appreciation (depreciation) on:
      Investments (net of estimated tax liability on Indian
        investments of $530,016 - Note 5)                              (983,569)
      Translation of assets and liabilities in foreign currencies
        and forward foreign currency contracts                              (72)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS                                              (3,204,678)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (3,946,312)
                                                                   ------------
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE SIX
                                                 MONTHS ENDED
                                                   APRIL 30,      FOR THE YEAR
                                                     1997       ENDED OCTOBER 31,
                                                  (UNAUDITED)         1996
---------------------------------------------------------------------------------

INCREASE(DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                         $  (741,634)    $    (508,543)
      Net realized gain (loss) from investment
        transactions                               (2,129,278)           21,946
      Net realized gain (loss) from foreign
        currency transactions and forward
        foreign currency contracts                    (91,759)        2,568,860
      Net change in unrealized appreciation on
        investments (net of estimated tax
        liability on Indian investments of
        $530,016 and $266,350, respectively -
        Note 5)                                      (983,569)        8,574,019
      Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities in foreign currencies
        and forward foreign currency contracts            (72)         (245,390)
                                                 -------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  (3,946,312)       10,410,892
                                                 -------------  -----------------
DIVIDENDS TO SHAREHOLDERS:
      Investment income-net                        (1,826,573)          -
                                                 -------------  -----------------
CAPITAL STOCK TRANSACTIONS (NOTE 6):
      Tender offer resulting in the redemption
        of 3.5 million shares of common stock     (45,640,000)          -
      Tender offer costs charged to
        paid-in-capital in excess of par             (284,530)          (53,304)
                                                 -------------  -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           (51,697,415)       10,357,588
                                                 -------------  -----------------
NET ASSETS:
      Beginning of period                         257,844,712       247,487,124
                                                 -------------  -----------------
      End of period (including undistributed
        (accumulated) investment income (loss)
        of $(741,622) and $1,826,585 for the
        six months ended April 30, 1997 and for
        the year ended October 31, 1996,
        respectively)                             $206,147,297    $ 257,844,712
                                                 -------------  -----------------
                                                 -------------  -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

    Selected Per Share Data and Ratios:

                                       FOR THE SIX       FOR THE      FOR THE     DECEMBER 30,
                                      MONTHS ENDED     YEAR ENDED   YEAR ENDED      1993* TO
                                     APRIL 30, 1997    OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                                       (UNAUDITED)        1996         1995           1994
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                $   13.15       $   12.62    $   13.84    $   14.01**
Investment Operations:
Net investment income (loss)                (0.05)          (0.03)        0.02        (0.01)
Net realized and unrealized gain
  (loss) on investments (net of
  estimated tax liability on
  Indian investments) and foreign
  currencies and forward currency
  contracts                                 (0.19)           0.56        (1.24)       (0.16)
                                          -------      -----------  -----------     -------
Total from investment operations            (0.24)           0.53        (1.22)       (0.17)
                                          -------      -----------  -----------     -------
Less dividends from net investment
  income                                    (0.09)         --           --             --
                                          -------      -----------  -----------     -------
Capital charge with respect to
  tender offer                              (0.02)         --           --             --
                                          -------      -----------  -----------     -------
Net asset value, end of period          $   12.80       $   13.15    $   12.62    $   13.84
                                          -------      -----------  -----------     -------
                                          -------      -----------  -----------     -------
Market value, end of period             $  11.375       $   12.00    $  11.125    $   12.00
                                          -------      -----------  -----------     -------
                                          -------      -----------  -----------     -------
Total investment return based on
  (1):
Market value                                (4.48)%          7.87%       (7.29)%     (20.00)%
                                          -------      -----------  -----------     -------
                                          -------      -----------  -----------     -------
Net asset value                             (1.91)%          4.20%       (8.82)%      (1.21)%
                                          -------      -----------  -----------     -------
                                          -------      -----------  -----------     -------
Ratio/Supplementary Data:
Net assets, end of period
  (Millions)                            $  206.15       $  257.84    $  247.49    $  271.42
Ratio of expenses to average net
  assets                                     1.62%***        1.57%        1.65%        1.59%***
Ratio of expenses to average net
  assets excluding Indian tax
  expense                                    1.59%***        1.57%        1.65%        1.59%***
Ratio of net investment income
  (loss) to average net assets              (0.59)%***      (0.19)%       0.12%       (0.10)%***
Portfolio turnover rate                     12.74%          34.71%       66.79%       19.76%
Average commission rate per
  share****                             $  0.0164       $  0.0224          N/A          N/A

       * Commencement of investment operations.

      ** Net of $.09 offering expenses.

     *** Annualized.

    **** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

     (1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment returns for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES:

        Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION

        Portfolio securities listed or traded on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. The value of a foreign security is determined in its national currency as of 9:00 a.m., New York time, and that value is then converted into its U.S. dollar equivalent on the day of valuation as of 11:30 a.m., New York time. Securities for which market quotations are not readily available, and securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument, are valued at fair value, pursuant to the Fund's pricing procedures as determined by the Adviser and approved in good faith by the Board of Directors. In determining the fair value of such securities, the Adviser and the Board consider all relevant information, including but not limited to types of securities, current financial and market information and restrictions on dispositions. The values assigned to the securities holdings do not necessarily represent amounts which might ultimately be realized upon their sale or other disposition, since such amounts depend on future circumstances and cannot reasonably be determined until the actual disposition occurs. However, because of the inherent uncertainty of such valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At April 30, 1997, the portfolio contained five securities for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. These securities had a total value of $8,954,280 representing 4.3% of the Fund's net assets.

        The Fund may enter into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price.

        In the event of a default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME

        Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

    FOREIGN CURRENCY TRANSLATION

        Foreign currency amounts denominated in or expected to settle in foreign currencies ("FC") are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    DIVIDENDS AND DISTRIBUTIONS

        Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. At October 31, 1996, the Fund increased paid-in-capital by $233,732, increased net investment income by $2,335,128 and decreased accumulated realized gains from foreign currency transactions and forward foreign currency contracts by $2,568,860. Net assets were not affected by the reclassification.

    FORWARD FOREIGN CURRENCY CONTRACTS

        The Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Forward currency contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

    ORGANIZATIONAL COSTS

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

    USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  PURCHASES AND SALES OF SECURITIES:

        The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1997 were $30,218,287 and $82,970,229, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FORWARD FOREIGN CURRENCY CONTRACTS AS OF APRIL 30, 1997:

                                                                                 UNREALIZED
                        CURRENCY TO    SETTLEMENT   IN EXCHANGE                 DEPRECIATION
                          DELIVER         DATE          FOR       VALUE ($)          ($)
-----------------------------------------------------------------------------------------------
OPEN CURRENCY TRANSACTIONS
Thai Baht              THB 13,357,488    5/06/97     $ 511,291    $ 511,781           $(490)
                                                                                     ------
                                                                      Total           $(490    )
                                                                                     ------
                                                                                     ------

4. INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

        The Fund retains Schroder Capital Management International Inc. as Investment Adviser. The investment advisory agreement, as amended on May 16, 1996, provides for a monthly fee at an annual rate of (1) 1.00% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.85% of the Fund's average weekly net assets in excess of $300 million. The Fund paid or accrued fees to the Investment Adviser of $1,274,747 for the six months ended April 30, 1997.

        The Fund retains Princeton Administrators, L.P. as the Administrator. Pursuant to the administration agreement, as amended on May 16, 1996, the Administrator receives a monthly fee equal to the greater of (a) $150,000 per annum or (b) an annual rate of (1) 0.25% of the Fund's average weekly net assets up to and including $300 million, and (2) 0.22% of the Fund's average weekly net assets in excess of $300 million. The Fund paid or accrued fees to the Administrator of $318,688 for the six months ended April 30, 1997.

5.  FEDERAL INCOME TAXES:

        Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required.

        For Federal income tax purposes, the tax basis of investment securities owned is $187,002,931. At April 30, 1997, net unrealized appreciation on investments was $15,748,296. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $40,052,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $24,303,919.

        For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1996 of $32,042,638 ($5,994,149 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

        Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. At April 30, 1997, the Fund decreased net unrealized appreciation by the estimated tax liability attributable to Indian investments of $530,016.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6.  CAPITAL STOCK:

        There are 100,000,000 shares of $.01 par value common stock authorized. There are 16,107,100 shares outstanding as of April 30, 1997.

        On February 18, 1997, the Fund's Board of Directors approved a tender offer (the "Tender Offer") to shareholders to purchase up to 3.5 million shares of outstanding common stock. The offer commenced on February 19, 1997 and expired on March 20, 1997. The Fund received tenders representing 13,278,466 shares of common stock. Pursuant to the terms of the offer, the Fund determined to accept 3.5 million common shares. As a result of the Tender Offer, the Fund purchased 3.5 million shares for a total of $45,640,000.

        As of April 30, 1997, costs incurred in connection with the tender offer in the amount of $284,530 have been charged to paid-in-capital in excess of par.

--------------------------------------------------------------------------------

DIRECTORS

Louise Croset, President
Madelon DeVoe Talley
Peter E. Guernsey
John I. Howell
William L. Means
David Salisbury
I. Peter Sedgwick, Chairman

OFFICERS

Louise Croset
       President
Heather F. Crighton
       Vice President
Catherine A. Mazza
       Vice President
Mark J. Smith
       Vice President
Margaret H. Douglas-Hamilton
       Secretary
Robert Jackowitz
       Treasurer
Alexandra Poe
       Assistant Secretary

INVESTMENT ADVISOR

Schroder Capital Management International Inc.
787 Seventh Avenue 34th Floor
New York, NY 10019

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9085
Princeton, NJ 08543-9085

INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

NYSE Symbol: SHF

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities.

The accompanying financials as of April 30, 1997 were not audited and, accordingly no opinion is expressed on them.